EXHIBIT 23.1.2
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                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-90632 of Foamex Capital Corporation on Form S-4 of our report dated March 25, 2002 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Summary Financial Data", "Selected Historical Financial Data" and "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
October 21, 2002